AXA Equitable Life Insurance Company          Variable Universal Life
1290 Avenue of the Americas                   Supplement
New York, NY  10104                           Form No. VUL-GV/IL COLI '04 (2005)

Variable Universal Life Supplement forming Part of the Application for Life Insurance

This application Supplement must be completed by the Proposed Insured, or Owner if other than the Proposed Insured.

Product:     |_| IL COLI `04

Owner's Name:                          Proposed Insured:
              -------------------------                 ------------------------

See the Prospectus for a description of the investment objective for each Investment Option

1.   INITIAL ALLOCATIONS TO INVESTMENT OPTIONS*

                                                     (Whole Percentages Only)
--------------------------------------------------------------------------------
                                                   For Premiums   For Deductions
--------------------------------------------------------------------------------
 Guaranteed Interest Account                                   %            %
--------------------------------------------------------------------------------
 AXA Aggressive Allocation                                     %            %
--------------------------------------------------------------------------------
 AXA Conservative Allocation                                   %            %
--------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation                              %            %
--------------------------------------------------------------------------------
 AXA Moderate Allocation                                       %            %
--------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation                                  %            %
--------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity                             %            %
--------------------------------------------------------------------------------
 AXA Premier VIP Core Bond                                     %            %
--------------------------------------------------------------------------------
 AXA Premier VIP Health Care                                   %            %
--------------------------------------------------------------------------------
 AXA Premier VIP High Yield                                    %            %
--------------------------------------------------------------------------------
 AXA Premier VIP Mid Cap Value                                 %            %
--------------------------------------------------------------------------------
 AXA Premier VIP Technology                                    %            %
--------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock                             %            %
--------------------------------------------------------------------------------
 EQ/AllianceBernstein Growth and Income                        %            %
--------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities       %            %
--------------------------------------------------------------------------------
 EQ/AllianceBernstein International                            %            %
--------------------------------------------------------------------------------
 EQ/AllianceBernstein Large Cap Growth                         %            %
--------------------------------------------------------------------------------
 EQ/AllianceBernstein Quality Bond                             %            %
--------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth                         %            %
--------------------------------------------------------------------------------
 EQ/AllianceBernstein Value                                    %            %
--------------------------------------------------------------------------------
 EQ/Capital Guardian Research                                  %            %
--------------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity                               %            %
--------------------------------------------------------------------------------
 EQ/Equity 500 Index                                           %            %
--------------------------------------------------------------------------------
 EQ/Evergreen International Bond                               %            %
--------------------------------------------------------------------------------
 EQ/Evergreen Omega                                            %            %
--------------------------------------------------------------------------------
 EQ/FI Mid Cap                                                 %            %
--------------------------------------------------------------------------------
 EQ/FI Mid Cap Value                                           %            %
--------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth                                     %            %
--------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities                               %            %
--------------------------------------------------------------------------------
 EQ/Lord Abbett Mid Cap Value                                  %            %
--------------------------------------------------------------------------------
 EQ/Marsico Focus                                              %            %
--------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity                                 %            %
--------------------------------------------------------------------------------
 EQ/Mercury International Value                                %            %
--------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies                              %            %
--------------------------------------------------------------------------------
 EQ/MFS Investors Trust                                        %            %
--------------------------------------------------------------------------------
 EQ/Money Market                                               %            %
--------------------------------------------------------------------------------
 EQ/Small Company Index                                        %            %
--------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity                         %            %
--------------------------------------------------------------------------------
 Fidelity VIP Asset Manager: Growth                            %            %
--------------------------------------------------------------------------------
 Fidelity VIP Contrafund                                       %            %
--------------------------------------------------------------------------------
 Fidelity VIP Equity-Income                                    %            %
--------------------------------------------------------------------------------
 Fidelity VIP Growth & Income                                  %            %
--------------------------------------------------------------------------------
 Fidelity VIP High Income                                      %            %
--------------------------------------------------------------------------------
 Fidelity VIP Investment Grade Bond                            %            %
--------------------------------------------------------------------------------
 Fidelity VIP Mid Cap                                          %            %
--------------------------------------------------------------------------------
 Fidelity VIP Value                                            %            %
--------------------------------------------------------------------------------
 Fidelity VIP Value Strategies                                 %            %
--------------------------------------------------------------------------------
 OpCap Renaissance                                             %            %
--------------------------------------------------------------------------------
 U.S. Real Estate                                              %            %
~~------------------------------------------------------------------------------
Total                                                       100%         100%
--------------------------------------------------------------------------------


* In AL, AZ, CA, CO, FL, ID, IA, KS, NJ, PA, PR, TN, USVI, WA, WI, and WY your Policy Account will be allocated according to these percentages. In all other jurisdictions your Policy Account will be allocated according to these percentages on the first business day 20 days after the date of issue of your policy. Before that time, all Policy Account allocations (except to the Guaranteed Interest Account) will be to the EQ/Money Market investment option. Consult the prospectus for investment option information.

180-6006a (2005)                  Cat. # 136043                      Page 1 of 3
                                                          E7757_CORE/IL COLI '04
                                                                         (04/07)

2.   Suitability

a. Have you, the Proposed Insured or the Owner, if other than the Proposed Insured, received:

     (1)  a prospectus for policy(ies) applied for?               |_| Yes |_| No
     Date of prospectus__________. Date of any supplement(s)_____; _____; _____.

     (2) a prospectus for the designated investment company(ies)? |_| Yes |_| No Date of prospectus__________. Date of any supplement(s)_____; _____; _____.

     (3) any other prospectus not included above? |_| Yes |_| No
     Date of prospectus__________. Date of any supplement(s)_____; _____; _____.

     Date of prospectus__________. Date of any supplement(s)_____; _____; _____.

     Date of prospectus__________. Date of any supplement(s)_____; _____; _____.

     Date of prospectus__________. Date of any supplement(s)_____; _____; _____.

     Date of prospectus__________. Date of any supplement(s)_____; _____; _____.

b. Do you understand that (i) policy values reflect certain deductions and charges, and may increase or decrease depending on credited interest for Guaranteed Interest Account and/or the investment experience of the Separate Account Funds and (ii) the cash value may be subject to a surrender charge, if any, upon policy surrender, lapse or face amount
     reduction?                                                   |_| Yes |_| No

c. With this in mind, is (are) the policy(ies) in accord with your insurance and long-term investment objectives and anticipated financial needs?
                                                                  |_| Yes |_| No

d. Disclosures and Consent for Delivery of Initial Prospectus on CD-Rom for AXA Equitable Variable Life Products.

     |_| By checking the box and signing the application below, you acknowledge that you received the initial prospectus on computer readable compact disk "CD" and that you are able to access the CD information. In order to retain the prospectus indefinitely, you must print it. You understand that you may request a prospectus in paper format at any time by calling Customer Service at 1-877-222-2144, and that all subsequent prospectus updates and supplements will be provided to you in paper format, unless you enroll in our electronic delivery service.

3.   Optional Benefits

     |_| Other _____________________________________

4. Automatic Transfer Service Note: This program may not be elected if you choose the Asset Rebalancing Service.

------------------------------------------------------------------------------------------------------------------------------------
     A minimum of $5,000 must be allocated to the EQ/Money Market Investment Option. Up to 8 investment options can receive the monthly automatic transfer. Each transfer must be at least $50. The automatic transfer is effective on the first month anniversary after the Money Market Lock-in period ends and will continue until the amount allocated to the EQ/Money Market
     Investment Option is depleted.
          Investment Options to Receive Transfer:                                                   Dollar Amount:
          ------------------------------------------------------------------          $----------------------------------------
          ------------------------------------------------------------------          $----------------------------------------
          ------------------------------------------------------------------          $----------------------------------------
          ------------------------------------------------------------------          $----------------------------------------
          ------------------------------------------------------------------          $----------------------------------------
          ------------------------------------------------------------------          $----------------------------------------
          ------------------------------------------------------------------          $----------------------------------------
          ------------------------------------------------------------------          $----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

     I, the undersigned, have read the detailed description of the Automatic Transfer Service (the Service) in the prospectus. My instructions will remain in effect until a) insufficient funds are available to process transfers, b) I provide new written instructions, or c) my Service otherwise terminates as described in the prospectus. I understand that use of the Automatic Transfer Service does not guarantee a profit and will not protect against loss in a declining market.

5. Asset Rebalancing Service Note: This program may not be elected if you choose the Automatic Transfer Service. The Guaranteed Interest Account is not available for Asset Rebalancing. Allocation among the investment options will be periodically re-adjusted according to the % you indicated in Section 1 and the frequency you choose below. Asset allocation percentages of 2% or more (in whole percentages) may be specified for all variable investment options up to a maximum of 50 options. Asset Rebalancing is effective on the first monthly anniversary after the Money Market Lock-in period ends.

     ---------------------------------------------------------------------------
     |_| Quarterly          |_| Semiannual       |_| Annual
     ---------------------------------------------------------------------------


180-6006a (2005)                                                     Page 2 of 3
                                                          E7757_CORE/IL COLI '04
                                                                         (04/07)

I, the undersigned, have read the detailed description of the Asset Rebalancing Service in the prospectus. My instructions will remain in effect until a) I provide new written instructions or b) Asset Rebalancing otherwise terminates as described above or in my policy prospectus. I understand that the use of the Asset Rebalancing Service does not guarantee a profit and will not protect against loss in a declining market.

--------------------------------------------------------------------------------
Remarks


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THE UNDERSIGNED UNDERSTANDS THAT THE POLICY VALUES AND THE DEATH BENEFIT MAY
INCREASE OR DECREASE IN ACCORDANCE WITH THE INVESTMENT EXPERIENCE OF THE VARIABLE SUBACCOUNTS (SUBJECT TO ANY SPECIFIED MINIMUM GUARANTEES.)

Signed at (City and State)                    on                          (Date)
                          --------------------   -------------------------------

Signature of Proposed Insured
                             ---------------------------------------------------

Signature of Additional/Joint Insured (if to be insured)
                                                        ------------------------


Signature of Owner (if other than Proposed Insured) who agrees to be bound by the representations and agreements in this and any other part of the application:

Name                                 Relationship
    -------------------------------              -------------------------------

Address of Owner
                ----------------------------------------------------------------

Based on the information furnished by the Proposed Insured, or Owner, if other than the Proposed Insured, in this and any other part of the applications, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the applicant or the owner. I further certify the current prospectuses were delivered and that no written sales materials other than those furnished by the Company were used.

-------------------------------------------------------------       ------------
Signature of Licensed Financial Professional/Insurance Broker       Date

180-6006a (2005)                                                     Page 3 of 3
                                                          E7757_CORE/IL COLI '04
                                                                         (04/07)